UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
________________________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2025
  _____________________________________________________________________________________________________
THE AES CORPORATION
(Exact name of registrant as specified in its charter)
_________________________________________________________________________________________________________________

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_________________________________________________________________________________________________________________

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of The AES Corporation (the “Company” or “AES”) held on May 9, 2025 (the “Annual Meeting”), the Company’s stockholders approved The AES Corporation 2025 Equity and Incentive Compensation Plan (the “Plan”). The number of shares of common stock, par value $0.01 per share (“Common Stock”), of the Company authorized for issuance under the Plan is 14,000,000 plus (i) the total number of shares of Common Stock remaining available for awards under The AES Corporation 2003 Long Term Compensation Plan (the “Predecessor Plan”) (but not reserved for outstanding awards under the Predecessor Plan) as of the date of the Annual Meeting plus (ii) the shares of Common Stock that are subject to awards granted under the Predecessor Plan that are forfeited, or subject to awards granted under the Predecessor Plan that are cancelled or forfeited, expire, are settled for cash, or are unearned.

Employees of the Company and its subsidiaries and non-employee directors of the Company’s Board of Directors (the “Board”) are eligible to receive grants under the Plan, which awards will generally have a one-year minimum vesting or minimum performance period. The Plan provides for the grant of option rights, appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, and other share- and cash-based awards. Management objectives applicable to performance awards may include, without limitation, objectives related to: cash flow (including, without limitation, proportional cash flow); cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; growth in operations; new business initiatives and products; delivery performance; safety (including record and/or performance); stock price; return on equity; total and relative stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating income adjusted for management fees and depreciation, and amortization; operating profit or net operating profit; gross margin, operating margin or profit margin; environmental and social measures, including talent retention and development; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

The Plan also generally provides that no non-employee director may be granted, in any one calendar year, aggregate compensation, in the form of cash and/or equity, for service having an aggregate maximum value (measured as of the date of grant as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $900,000. The Plan limits the number of shares of Common Stock that may be subject to incentive stock options to 14,000,000.

The foregoing description of the Plan is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2025, the Company held the Annual Meeting virtually via live webcast. The final voting results for each of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of eleven directors, each to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2026.

Director Name	For	Against	Broker Non-Votes	Abstain
Gerard M. Anderson	574,448,680	1,437,233	53,532,629	532,303
Inderpal S. Bhandari	574,576,798	1,293,362	53,532,629	548,056
Janet G. Davidson	573,006,060	2,805,628	53,532,629	606,528
Andrés R. Gluski	569,090,279	6,799,199	53,532,629	528,230
Holly K. Koeppel	566,254,524	9,645,924	53,532,629	517,768
Julie M. Laulis	573,206,872	2,708,878	53,532,629	502,466
Alain Monié	566,772,020	9,110,373	53,532,629	535,823
John B. Morse, Jr.	563,113,767	12,772,078	53,532,629	532,260
Moisés Naím	563,976,128	12,001,758	53,532,629	440,330
Teresa M. Sebastian	572,477,552	3,446,069	53,532,629	494,595
Maura Shaughnessy	574,524,342	1,386,945	53,532,629	506,929

Proposal 2: Approval, on an advisory basis, of the Company’s executive compensation.

For:	487,583,327
Against:	87,033,955
Abstain:	1,800,934
Broker Non-Votes:	53,532,629

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company for fiscal year 2025.

For:	622,556,213
Against:	6,834,557
Abstain:	560,075
Broker Non-Votes:	0

Proposal 4: Approval of The AES Corporation 2025 Equity and Incentive Compensation Plan.

For:	551,297,079
Against:	24,094,695
Abstain:	1,026,442
Broker Non-Votes:	53,532,629

Proposal 5: A non-binding stockholder proposal to amend the Company policy on recoupment of incentive pay.

For:	34,111,882
Against:	540,363,315
Abstain:	1,942,819
Broker Non-Votes:	53,532,629

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description

99.1	The AES Corporation 2025 Equity and Incentive Compensation Plan (incorporated by reference to Exhibit 99.1 to the Company's Registration Statement on Form S-8 filed on May 9, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	May 9, 2025	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary